Registration No. 333-144517

File No. 811-22092

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ☒

Pre-Effective Amendment No.        ☐
Post-Effective Amendment No. 2    ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

     Amendment No. 4

Oppenheimer Global Value Fund

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 768-3200

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

    ☐     immediately upon filing pursuant to paragraph (b)

    ☒    on August 28, 2009  pursuant to paragraph (b)
    ☐     60 days after filing pursuant to paragraph (a)(1)
    ☐     on _______________ pursuant to paragraph (a)(1)
    ☐  75 days after filing pursuant to paragraph (a)(2)
    ☐     on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    ☐     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer

Global Value Fund

Prospectus dated August 28, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Global Value Fund (the “Fund”) is a mutual fund that seeks capital appreciation. It emphasizes investments in common stocks of U.S. and foreign companies that the portfolio manager believes to be undervalued.

This prospectus contains important information about the Fund’s objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

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CONTENTS

ABOUT THE FUND

The Fund’s Investment Objective and Principal Investment Strategies

Main Risks of Investing in the Fund

The Fund’s Past Performance

Fees and Expenses of the Fund

About the Fund’s Investments

How the Fund is Managed

ABOUT YOUR ACCOUNT

How to Buy Shares

Class A Shares
Class B Shares
Class C Shares
Class N Shares
Class Y Shares

Special Investor Services
AccountLink
PhoneLink
Retirement Plans

How to Sell Shares
By Mail
By Telephone

How to Exchange Shares

Shareholder Account Rules and Policies

Dividends, Capital Gains and Taxes

Financial Highlights

A B O U T T H E F U N D

The Fund’s Investment Objective and Principal Investment Strategies

WHAT IS THE FUND’S INVESTMENT OBJECTIVE? The Fund seeks capital appreciation.

What is Value Investing? Value investing uses fundamental analysis to seek companies whose intrinsic value is greater than the current price of their securities.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in common stocks of U.S. and foreign companies that the Fund's investment adviser, OppenheimerFunds, Inc. (the “Manager”), believes are undervalued. The Fund can invest without limit in foreign securities in any country, including countries with developed or emerging markets. Typically, the Fund will invest a substantial portion of its assets in issuers in a number of different foreign countries. The Fund does not limit its investments to companies in a particular capitalization range or region.

The Fund’s investment objective and strategies are not fundamental policies.

HOW THE PORTFOLIO MANAGER DECIDES WHAT SECURITIES TO BUY OR SELL The portfolio manager evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign and U.S. companies using a “bottom up” approach – that is, by analyzing individual stocks before considering the impact of general or industry economic trends. This approach includes fundamental analysis of a company’s financial statements, profitability, management structure, operations, business strategy, product development, and its position within its industry.

The portfolio manager monitors individual issuers for changes in the factors above, which may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets its targeted price, or if alternative investment ideas have been developed.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking capital appreciation over the long term from a fund that invests in the U.S. and abroad. Those investors should be willing to assume the risks of share price fluctuations that are typical for an aggressive fund focusing on stock investments, and the special risks of investing in both emerging and developed foreign countries. Since the Fund does not seek current income and the income from its investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term capital appreciation, the Fund may be appropriate for investors with a high risk tolerance and longer investment goals. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund’s shares fluctuates as the value of the Fund’s investments changes, and may decline. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

RISKS OF INVESTING IN STOCKS. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

A variety of factors can affect the price of a particular company’s stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include: poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

RISKS OF VALUE INVESTING. Value investing entails the risk that the market might not recognize that the selected securities are undervalued and the prices of those securities might not appreciate as anticipated. Value investing has gone in and out of favor during past market cycles and is likely to continue to do so. Although “value” companies may outperform “growth” companies at certain times, “growth” companies may outperform “value” companies during other periods. During those periods the Fund may underperform funds that use a “growth” investment strategy.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including “unseasoned” companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

RISKS OF FOREIGN INVESTING. While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements as U.S. companies are subject to, which may make it difficult to evaluate a foreign company’s operations or financial condition. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Fund may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special Risks of Developing and Emerging Markets. Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative

Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in securities traded in foreign markets, it may be exposed to “time-zone arbitrage” attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the “NYSE”) that day, when the Fund’s net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund’s use of “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

There is no assurance that the Fund will achieve its investment objective. Stock markets can be volatile, and the prices of the Fund’s shares can go up and down substantially. The Fund generally does not use income-oriented investments to help to cushion the Fund’s total return from changes in stock prices. The Fund's share price is likely to be more volatile than funds that do not invest in foreign securities or that invest primarily in investment-grade debt securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Class A shares for each full calendar year since its inception.

Annual Total Returns (Class A) (as of December 31st each year)

[BAR CHART GRAPHIC]

2008

-47.04%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was -5.00% (3rd Qtr 08) and the lowest return before taxes for a calendar quarter was -32.55% (4th Qtr 08). For the period from January 1, 2009 through June 30, 2009, the cumulative return before taxes was 25.89%.

The following table shows the average annual total returns of each class of the Fund's shares before taxes compared to a broad-based market index. After-tax returns are also shown for Class A shares. They are calculated using the highest individual federal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements (for example individual retirement accounts, 401(k) plans, 529 plans or tax-exempt institutional investors). The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	Life of Class
Class A Shares (inception 10/01/07) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	-50.08% -50.31% -32.25%	-48.71% -49.06% -40.86%
Class B Shares (inception 10/01/07)	-50.00%	-48.30%
Class C Shares (inception 10/01/07)	-47.94%	-46.65%
Class N Shares (inception 10/01/07)	-47.70%	-46.80%
Class Y Shares (inception 10/01/07)	-46.83%	-46.05%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-40.33%	-38.91%*

*     From 9-30-07.

The average annual total returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the MSCI World Index, an unmanaged index of issuers listed on the stock exchanges of more than 20 foreign countries and the U.S. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The calculation of the Fund's performance reflects the following sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% for the "1 Year" and 4% for the "Life of Class" periods; and for Class C and Class N, the 1% contingent deferred sales charge for the "1 Year" period. There is no sales charge for Class Y shares.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholders pay certain expenses directly, such as sales charges. The Fund pays other expenses for management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly.

The numbers below are based on the Fund's expenses during its fiscal year ended April 30, 2009. Expenses may vary in future years. Class B, Class C and Class N shares of the Fund are not currently available for purchase. Only Class A shares of the Fund are available for sale to individual investors. Class Y shares of the Fund are only available to certain group retirement plans that have an agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

Unless otherwise noted, the information in the Annual Fund Operating Expenses table and the related investment cost examples that follow the tables reflect expenses incurred by the Fund during its most recently completed fiscal year. A decline in the Fund's assets due to market volatility or other factors or an increase in the fees or expenses incurred by the Fund that arise during the period after the end of the Fund’s most recent fiscal year could cause the Fund's current annual operating expenses to be higher than those indicated.

Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]	1%[4]	None

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%[5]	0.75%	0.75%	0.25%	None
Other Expenses[6]	5.31%	20.92%	20.92%	20.89%	20.82%
Total Annual Operating Expenses[7]	6.11%	22.47%	22.47%	21.94%	21.62%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "How to Buy Shares" for details.

2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.

3.	Applies to shares redeemed within 12 months of purchase.

4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

5.

The Distributor does not charge a Service Fee on accounts held by the Manager or its affiliates. The Service Fee for other accounts is 0.25%. For the Fund's most recent fiscal year, the Manager and its affiliates owned a significant portion of the Fund's shares.

6.

"Other expenses" include transfer agent fees, custodial fees, and audit and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to limit these fees for each share class to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended April 30, 2009, the transfer agent fees did not exceed that expense limitation. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.

7.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses in amounts equal to the indirect management fee incurred from the Fund's investment in Oppenheimer Institutional Money Market Fund. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the "Total Annual Operating Expenses" will not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares, 1.65% for Class N shares and 1.05% for Class Y shares, respectively. This voluntary waiver may be amended or withdrawn at any time. After all waivers, credits and reimbursements, the "Total Annual Operating Expenses" as percentages of average daily net assets were 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares, 1.65% for Class N shares and 1.05% for Class Y shares.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time, however, and your actual costs may be higher or lower.

     The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Based on these assumptions your expenses would be as follows:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$1,165	$2,326	$3,462	$6,191
Class B Shares	$2,803	$6,073	$8,336	$9,796*
Class C Shares	$2,403	$5,773	$8,136	$11,251
Class N Shares	$2,349	$5,668	$8,027	$11,201
Class Y Shares	$2,216	$5,604	$7,960	$11,168

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$1,165	$2,326	$3,462	$6,191
Class B Shares	$2,303	$5,773	$8,136	$9,796*
Class C Shares	$2,303	$5,773	$8,136	$11,251
Class N Shares	$2,249	$5,668	$8,027	$11,201
Class Y Shares	$2,216	$5,604	$7,960	$11,168

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges. There is no sales charge on Class Y shares.

*      Class B expenses for years 7 through 10 are based on Class A expenses since Class B shares automatically convert to Class A shares 72 months after purchase.

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets or issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer other types of investment benefits to individuals without incurring the expense and inconvenience of buying and selling individual securities on your own. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund’s overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund’s Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND’S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Manager considers to be the most important in seeking to achieve the Fund's investment objective and the following risks are those the Manager expects the Fund's portfolio to be subject to as a whole.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk. The credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities, however.

Investing in Foreign Securities. The Fund can buy securities of companies organized under the laws of a foreign country or with their operations, assets, revenue or profits from businesses, investments or sales outside the United States and securities traded primarily in foreign securities markets. The Fund considers securities of foreign issuers that are represented in the United States securities markets by American Depository Receipts ("ADRs") or similar depository arrangements, to be "foreign securities" for purposes of its investment allocations.

While foreign securities may offer special investment opportunities, they are also subject to special risks.

•

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.

•

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

•	Foreign Governmental and Regulatory Risks. Foreign companies are not subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

•	Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

•	Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.

DIVERSIFICATION AND CONCENTRATION. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries more than others.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Debt Securities. The Fund does not focus on debt securities as a principal investment strategy, however debt securities are one of the other investments that the Fund may use. The Fund may invest in debt securities to seek income, for liquidity or for hedging purposes. The debt securities the Fund buys may be of any maturity and may include securities rated below investment-grade, which are also referred to as “junk bonds.”

Debt securities may be subject to interest rate risk and credit risk and certain debt securities may be illiquid.

•

Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities.

•	Credit Risks. Debt securities are also subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.

•

Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Credit Quality. The Fund may invest in securities that are rated or unrated. “Investment-grade” securities are rated in one of the top four rating categories by nationally-recognized statistical rating organizations such as Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services. “Lower-grade” securities are those that are rated below those categories.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for the Fund’s portfolio and evaluating their income potential and credit risk, the Manager does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting issuers as well. The ratings definitions of the principal ratings organizations are included in an Appendix B to the Statement of Additional Information.

Cash and Cash Equivalents. Under normal market conditions the Fund can invest up to 15% of its net assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its investment objective of long-term capital appreciation.

Derivative Investments. The Fund can invest in a number of different types of “derivative” investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly.

The Fund may use derivatives to seek to increase returns or to hedge against the risks of other investments. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures and forward contracts are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

The Fund has percentage limits on its use of certain hedging instruments and is not required to use them in seeking its investment objective.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund’s portfolio. At times, however, a hedging instrument’s value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as “illiquid” securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. The Manager monitors the Fund’s holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund’s portfolio loans must comply with the collateralization and other requirements of the Fund’s securities lending agreement, its securities lending procedures and applicable government regulations.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund’s investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund’s investment activities and affect its performance.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Manager cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund’s portfolio turnover rates during past fiscal years.

Changes to the Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares, however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund’s investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund Is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business, subject to the policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with more than 6 million shareholder accounts as of June 30, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate of 0.80% of average annual net assets. The Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses so that total annual operating expenses will not exceed 1.40% for Class A shares, 2.15% for Class B shares and Class C shares, 1.65% for Class N shares and 1.05% for Class Y shares. That expense limitation can be amended or terminated at any time without advance notice. The Fund's advisory fee for its last fiscal year ended April 30, 2009, was 0.80% of average annual net assets for each class of shares.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report to shareholders for the six month period ended October 31, 2008.

Portfolio Manager. The Fund’s portfolio is managed by Randall Dishmon. He has been a portfolio manager and Vice President of the Fund since its inception.

Mr. Dishmon has been a portfolio manager of the Manager since August 2004 and a Vice President of the Manager since January 2005 and was an Assistant Vice President and Senior Research Analyst of the Manager from June 2001 through August 2004. Prior to joining the Manager, he was a management consultant with Booz, Allen & Hamilton from May 1998 through June 2001.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts he manages and his ownership of Fund shares.

about your account

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares. Class B, Class C and Class N shares of the Fund are not currently available for purchase. Only Class A shares of the Fund are available for sale to individual investors. Class Y shares of the Fund are only available to certain group retirement plans that have an agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a selling agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. Your account information will be shared with the dealer you designate as the dealer of record for the account.

Buying Shares Through the Distributor. Complete an OppenheimerFunds new account application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you do not list a dealer on the application, Class A shares are your only purchase option. The Distributor will act as your agent in buying Class A shares. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

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Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum wire purchase is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

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Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you can pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide share purchase instructions automatically, under an Asset Builder Plan described below, or by telephone. Please refer to "AccountLink," below for more details.

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Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder application and the Statement of Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:

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If you establish one of the many types of retirement plan accounts that OppenheimerFunds offers, more fully described below under "Special Investor Services," you can start your account with as little as $500.

•	For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.

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By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make an initial investment for as little as $500. The minimum subsequent investment is $50, except that for any account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.

•	A minimum initial investment of $250 applies to certain fee based programs that have an agreement with the Distributor. The minimum subsequent investment for those programs is $50.

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The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

•	The minimum purchase amounts listed do not apply to omnibus accounts.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order. Your financial adviser can provide you with more information regarding the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of purchase orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to Eastern time.

The net asset value per share for a class of shares on a regular business day is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of "time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

The Offering Price. To receive the offering price for a particular day, the Distributor or its designated agent must receive your order, in proper form as described in this prospectus, by the time the NYSE closes that day. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer. If you buy shares through an authorized dealer, your dealer must receive the order by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it is closed, the order will receive the next offering price that is determined.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund has five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. Class B, Class C and Class N shares of the Fund are not currently available for purchase. Currently only Class A shares of the Fund are available for sale to individual investors and Class Y shares of the Fund are offered to certain group retirement plans that have an agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below. The Fund currently does not offer Class B shares for sale.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below. The Fund currently does not offer Class C shares for sale.

Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below. The Fund currently does not offer Class N shares for sale.

Class Y Shares. Class Y shares are offered only to certain group retirement plans that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on Class B, Class C or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

o     Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. The Distributor normally will not accept purchase orders of more than $100,000 of Class B shares or $1 million or more of Class C shares from a single investor. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

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Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C and Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information.

How Do Share Classes Affect Payments to Your Broker? A financial adviser may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund held by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix A to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor or your financial intermediary when purchasing shares or the Transfer Agent or your financial intermediary when redeeming shares that a special condition applies.

CAN YOU REDUCE CLASS A SALES CHARGES? You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund reserves the right to modify or to cease offering these programs at any time.

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Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in:

•	your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),

•	your joint accounts with your spouse, and

•	accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

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Letters of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H unit purchases in advisor sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor over a 13-month period. Purchases of Class N shares or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions, purchases of Class A shares under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid, will not be counted as "qualified purchases" for satisfying the terms of a Letter of Intent. You must notify the Distributor or your financial intermediary of any qualifying 529 plan holdings.

The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during the 13-month period. If you do not complete the purchases outlined in the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to these purchases.

Other Special Sales Charge Arrangements and Waivers. The Fund and the Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

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Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund may be exchanged without a sales charge, at the net asset value per share in effect on the payable date. You must notify the Transfer Agent or your financial intermediary to elect this option and must have an existing account in the fund selected for reinvestment.

•	Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to "How to Exchange Shares" in this prospectus and in the Statement of Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.

•	Reinvestment Privilege. Within six months of a redemption of certain Class A and Class B shares, the proceeds may be reinvested in Class A shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or Class B shares that were subject to a contingent deferred sales charge when redeemed. The investor must ask the Transfer Agent or his or her financial intermediary for that privilege at the time of reinvestment and must identify the account from which the redemption was made. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

•	Other Special Reductions and Waivers. The Fund and the Distributor offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain categories of investors (primarily retirement plans that purchase shares in special programs through the Distributor). These are described in greater detail in Appendix A to the Statement of Additional Information. The Fund's Statement of Additional Information may be ordered by calling 1.800.225.5677. A description of these waivers and special sales charge arrangements is also available for viewing on the OppenheimerFunds website (under the heading "Fund Information," click on the hyperlink "Sales Charge Waivers"). To receive a waiver or special sales charge rate under these programs, the purchaser must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase, or must notify the Transfer Agent at the time of redeeming shares for waivers that apply to contingent deferred sales charges.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month of their purchase (except for shares in certain retirement plans, described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

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Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by certain retirement plans that have $1 million or more in plan assets or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors, insurance companies or recordkeepers. There is no contingent deferred sales charge on redemptions of any group retirement plan shares or certain retirement plan shares offered through banks, broker-dealers, financial advisors, insurance companies or recordkeepers.

The Distributor will not pay a concession on share purchases by retirement plans (except plans that have $5 million or more in plan assets) and no group retirement plan purchases will be subject to the contingent deferred sales charge, including purchases in certain group retirement plans that were established prior to March 1, 2001 (grandfathered retirement plans).

For retirement plans that have $5 million or more in plan assets within the first six months from the time the account was established, the Distributor may pay dealers of record concessions equal to 0.25% of the purchase price of Class A shares from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

Years Since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0 – 1	5.0%
1 – 2	4.0%
2 – 3	3.0%
3 – 4	3.0%
4 – 5	2.0%
5 – 6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. A contingent deferred sales charge of 1.0% may be imposed upon the redemption of Class N shares, if:

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The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or

•	With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge geneally to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others. Currently only certain group retirement plans that have a special agreement with the Distributor and present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, can purchase Class Y shares.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts. The Fund makes these payments quarterly, based on an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions for providing personal service and maintenance of accounts of their customers that hold Class A shares.

The Distributor pays the ongoing service fee to the dealer of record on a periodic basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor normally retains the asset-based sales charge on Class C shares during the first year after the purchase of Class C shares. See the Statement of Additional Information for exceptions.

The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. See the Statement of Additional Information for exceptions.

For certain group retirement plans held in omnibus accounts, the Distributor may pay the full Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after the purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase. New group omnibus plans may not purchase Class B shares.

For Class C shares purchased through the OppenheimerFunds Record(k)eeper Pro program, the Distributor will pay the Class C asset-based sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase. The Distributor will use the service fee it receives from the Fund on those shares to reimburse FASCore, LLC for providing personal services to the Class C accounts holding those shares.

Other Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this prospectus because they are not paid by the Fund.

"Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

o     transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or

o     have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

AccountLink privileges should be requested on your application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to the bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the PhoneLink number, 1.800.225.5677. PhoneLink is not currently available to investors in the Fund.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this prospectus.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use:

Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.

SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.

403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

401(k) Plans. These are special retirement plans for businesses.

Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received by the Distributor or your authorized financial intermediary, in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by telephone or on the internet. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

o     You wish to redeem more than $100,000 and receive a check

o     The redemption check is not payable to all shareholders listed on the account statement

o     The redemption check is not sent to the address of record on your account statement

o     Shares are being transferred to a Fund account with a different owner or name

o     Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

•	a U.S. bank, trust company, credit union or savings association,

•	a foreign bank that has a U.S. correspondent bank,

•	a U.S. registered dealer or broker in securities, municipal securities or government securities, or

•	a U.S. national securities exchange, a registered securities association or a clearing agency.

If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:

o     Your name

o     The Fund's name

o     Your Fund account number (from your account statement)

o     The dollar amount or number of shares to be redeemed

o     Any special payment instructions

o     Any share certificates for the shares you are selling

o     The signatures of all registered owners exactly as the account is registered, and

o     Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for regular mail:
OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217
Use the following address for courier or express mail:
OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.

o     To redeem shares through a service representative or automatically on PhoneLink, call 1.800.225.5677. PhoneLink is not currently available to investors in the Fund.

Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone and Internet Redemptions Paid by Check. Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days after changing the address on an account. Internet transactions are not currently available to investors in the Fund.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge a processing fee for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix A to the Statement of Additional Information and you advise the Transfer Agent or your financial intermediary of your eligibility for the waiver when you place your redemption request.)

A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described in Appendix A to the Statement of Additional Information.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.     shares acquired by reinvestment of dividends and capital gains distributions,

2.     shares held for the holding period that applies to the class, and

3.     shares held the longest during the holding period.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

o     Shares of the fund selected for exchange must be available for sale in your state of residence.

o     The selected fund must offer the exchange privilege.

o     You must meet the minimum purchase requirements for the selected fund.

o     Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

o     Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. An exchange may result in a capital gain or loss.

You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number at the end of this prospectus. The funds available for exchange can change from time to time.

There are a number of other special conditions and limitations that apply to certain types of exchanges. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional Information.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.

Telephone Exchange Requests. Telephone exchange requests may be made by calling a service representative at 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.

Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

•

Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days, in order to receive that day's net asset value on the exchanged shares. Exchange requests received after the close of the NYSE will receive the next net asset value calculated after the request is received. However, the Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is being made or the fund into which the exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received. In the event that such a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial representative.

•

Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

•

Exchanges of Client Accounts by Financial Advisers. The Fund and the Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless that authority has been revoked). A fund or the Transfer Agent may limit or refuse exchange requests submitted by financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

•

Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus. Further details are provided under "How to Sell Shares."

•

Right to Refuse Exchange and Purchase Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

•	Right to Terminate or Suspend Account Privileges. The Transfer Agent may send a written warning to direct shareholders that the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

•	Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan, that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply.

While the Fund, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to detect excessive short-term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a financial intermediary. Therefore the Transfer Agent might not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

Additional Policies and Procedures. The Fund's Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:

•

30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder" is one whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.

•

Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund that offers an exchange privilege at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

•

Dividend Reinvestments/B Share Conversions. Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

•

Asset Allocation. Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer "funds-of-funds" that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

•

Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this prospectus.

Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day-to-day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare and pay dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund, if that fund is available for exchanges and if you have an account established in that fund.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

Every year the Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable years beginning before January 1, 2010, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. It qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG llp the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.93	$30.00

Income (loss) from investment operations:
Net investment income[2]	.21	.14
Net realized and unrealized loss	(8.69)	(5.93)

Total from investment operations	(8.48)	(5.79)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.28)
Tax return of capital distribution from net investment income	(.08)	—

Total dividends and/or distributions to shareholders	(.42)	(.28)

Net asset value, end of period	$15.03	$23.93

Total Return, at Net Asset Value[3]	(35.21)%	(19.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,279	$1,891

Average net assets (in thousands)	$1,391	$1,730

Ratios to average net assets:[4]
Net investment income	1.23%	0.93%
Total expenses[5]	6.11%[6]	3.64%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.39%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	6.11%
Period Ended April 30, 2008	3.64%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

Class B Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.87	$30.00

Income (loss) from investment operations:
Net investment income[2]	.08	.01
Net realized and unrealized loss	(8.64)	(5.91)

Total from investment operations	(8.56)	(5.90)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.23)
Tax return of capital distribution from net investment income	(.06)	—

Total dividends and/or distributions to shareholders	(.30)	(.23)

Net asset value, end of period	$15.01	$23.87

Total Return, at Net Asset Value[3]	(35.71)%	(19.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$40

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	0.50%	0.09%
Total expenses[5]	22.47%[6]	6.92%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.14%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	22.47%
Period Ended April 30, 2008	6.92%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

Class C Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.87	$30.00

Income (loss) from investment operations:
Net investment income[2]	.08	.01
Net realized and unrealized loss	(8.64)	(5.91)

Total from investment operations	(8.56)	(5.90)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.23)
Tax return of capital distribution from net investment income	(.06)	—

Total dividends and/or distributions to shareholders	(.30)	(.23)

Net asset value, end of period	$15.01	$23.87

Total Return, at Net Asset Value[3]	(35.71)%	(19.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	0.50%	0.09%
Total expenses[5]	22.47%[6]	6.92%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.14%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	22.47%
Period Ended April 30, 2008	6.92%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

Class N Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.91	$30.00

Income (loss) from investment operations:
Net investment income[2]	.17	.09
Net realized and unrealized loss	(8.68)	(5.91)

Total from investment operations	(8.51)	(5.82)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.27)
Tax return of capital distribution from net investment income	(.07)	—

Total dividends and/or distributions to shareholders	(.40)	(.27)

Net asset value, end of period	$15.00	$23.91

Total Return, at Net Asset Value[3]	(35.37)%	(19.46)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	1.00%	0.59%
Total expenses[5]	21.94%[6]	6.42%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.64%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	21.94%
Period Ended April 30, 2008	6.42%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

Class Y Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.95	$30.00

Income (loss) from investment operations:
Net investment income[2]	.27	.17
Net realized and unrealized loss	(8.72)	(5.91)

Total from investment operations	(8.45)	(5.74)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.31)
Tax return of capital distribution from net investment income	(.10)	—

Total dividends and/or distributions to shareholders	(.53)	(.31)

Net asset value, end of period	$14.97	$23.95

Total Return, at Net Asset Value[3]	(35.00)%	(19.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	1.60%	1.19%
Total expenses[5]	21.62%[6]	6.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	21.62%
Period Ended April 30, 2008	6.24%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

INFORMATION AND SERVICES

For More Information on Oppenheimer Global Value Fund

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	Write to: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
On the Internet:	You can request these documents by e-mail or through the OppenheimerFunds website at: www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the Securities and Exchange Commission 's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund’s SEC File No.: 811-22092

PR0687.001.0809

Printed on recycled paper      The Fund’s shares are distributed by:

Oppenheimer Global Value Fund

6803 S. Tucson Way, Centennial, CO 80112
1.800.CALL OPP (225.5677)

Statement of Additional Information dated August 28, 2009

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated August 28, 2009. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above. A copy of the Prospectus may also be requested through the OppenheimerFunds internet website at www.oppenheimerfunds.com.

Contents	Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks
The Fund's Investment Policies
Other Investment Techniques and Strategies
Other Investment Restrictions
Disclosure of Portfolio Holdings
How the Fund is Managed
Organization and History
Board of Trustees and Oversight Committees
Trustees and Officers of the Fund
The Manager
Brokerage Policies of the Fund
Distribution and Service Plans
Payments to Fund Intermediaries
Performance of the Fund

About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm
Financial Statements

Appendix A: Special Sales Charge Arrangements and Waivers	A-1
Appendix B: Ratings Definitions	B-1

about The FUnd

Additional Information About the Fund's Investment Policies and Risks

     The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective. It may use some of the special investment techniques and strategies at some times or not at all.

     In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of corporate issuers, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign securities, the Manager may also consider the conditions of a particular country's economy in relation to the U.S. economy or other foreign economies, special political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets and other factors when evaluating the securities of issuers in a particular country.

■     Investments in Equity Securities. The Fund focuses its investments in equity securities of both foreign and U.S. companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments can include stocks of companies in any market capitalization range, if the Manager believes the investment is consistent with the Fund's objective of capital appreciation.

       Current income is not a criterion used to select portfolio securities. However, certain debt securities can be selected for the Fund. The Fund can also buy debt securities that the Manager believes might offer some opportunities for capital appreciation, including convertible securities as discussed below.

The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Manager's use of its investment strategies and its judgment of where the best market opportunities are to seek the Fund's objective.

     At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small- or mid-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers. Those investments may be limited to the extent the Manager believes that such investments would be inconsistent with the goal of capital appreciation.

•     Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security. Convertible securities are subject to credit risks and interest rate risk as discussed below under "Investing in Debt Securities."

While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible fixed-income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1)	whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

(2)	whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

(3)	the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

•     Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. The market for them may be very limited and they may difficult for the Fund to dispose of promptly at an acceptable price. Their prices do not necessarily move parallel to the prices of the underlying securities and they may often rise in value or fall in value more quickly than the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

•

Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest prior to maturity rates decline. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

     Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

■     Foreign Securities. The Fund expects to have substantial investments in foreign securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

     Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     The amount of the Fund's assets invested in securities of issuers in a particular country will vary over time, based upon the Manager's evaluation of the investment merits of particular issuers as well as the market and economic conditions in a particular country or region. Factors that might be considered could include, for example, a country's balance of payments, inflation rate, economic self-sufficiency, and social and political factors.

Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

•     Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

•	reduction of income by foreign taxes;

•	fluctuation in value of foreign investments due to changes in currency rates, currency devaluation or currency control regulations (for example, currency blockage);

•	transaction charges for currency exchange;

•	lack of public information about foreign issuers;

•	lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

•	less volume on foreign exchanges than on U.S. exchanges;

•	greater volatility and less liquidity on foreign markets than in the U.S.;

•	less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;

•	greater difficulties in commencing lawsuits;

•	higher brokerage commission rates than in the U.S.;

•	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

•	foreign withholding taxes on interest and dividends;

•	possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

•	unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

•     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's objective of capital appreciation.

■     Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Subject to the limits under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Fund may invest in may also be considered PFICs.

Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes every effort to ensure compliance with federal tax reporting of these investments, however the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

■     Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

■     Investing in Debt Securities. While the Fund does not invest for the purpose of seeking current income, at times the Fund can invest in debt securities, including the convertible debt securities described above under the description of equity investments. Debt securities also can be selected for investment by the Fund for defensive purposes, as described below. For example, when the stock market is volatile, or when the portfolio manager believes that growth opportunities in stocks are not attractive, certain debt securities might not only offer defensive opportunities but also some opportunities for capital appreciation.

The Fund's debt investments can include corporate bonds and notes of foreign or U.S. companies, as well as U.S. and foreign government securities. It is not expected that this will be a significant portfolio strategy of the Fund under normal market circumstances, and under normal market conditions the Fund normally does not intend to invest more than 10% of its total assets in debt securities. Foreign debt securities are subject to the risks of foreign investing described above. In general, domestic and foreign fixed- income securities are also subject to two additional types of risk: credit risk and interest rate risk.

•     Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Ratings Services or Fitch, Inc., or have comparable ratings by another nationally recognized statistical rating organization.

For lower-grade debt securities there is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this SAI.

However, the Fund's limitations on buying these investments may reduce the risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment-grade by a rating organization.

•     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from them. However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

■     Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

■     Zero-coupon Securities. The Fund may buy zero-coupon and delayed interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy different types of zero-coupon or stripped securities, including, among others, U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■     Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so

•	for liquidity purposes to meet anticipated redemptions of Fund shares, or

•	pending the investment of the proceeds from sales of Fund shares, or

•	pending the settlement of portfolio securities transactions, or

•	for temporary defensive purposes, as described below.

In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

     The majority of these transactions run from day-to-day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

■     Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

     These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

■     Real Estate Investment Trusts (REITs). The Fund can invest in real estate investment trusts, as well as real estate development companies and operating companies. It can also buy shares of companies engaged in other real estate businesses. REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

To the extent a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

■     Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under applicable securities laws, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

■     Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage related securities. In this type of transaction, the Fund sells a mortgage related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books cash, U.S. government securities or other high-grade debt securities in an amount equal to the payment obligation under the roll.

     These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

■     Borrowing for Leverage. The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. Borrowing may entail "leverage," and may be a speculative investment strategy. Any borrowing will be made only from banks and, pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

     The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

■     Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this SAI. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree in the coming year and it is not obligated to use them in seeking its objective.

      Some of the derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

     Other derivative investments the Fund can invest in include "index-linked" notes. Principal and interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund may use. Typically these are short- or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

■     Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. It is not obligated to use them in seeking its objective. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

•	sell futures contracts,

•	buy puts on such futures or on securities, or

•	write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

•	buy futures, or

•	buy calls on such futures or on securities.

The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

•     Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures"), (3) bond indices (these are referred to as "bond index futures"), (4) debt securities (these are referred to as "interest rate futures" ), and (5) foreign currencies (these are referred to as "forward contracts").

     A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     No payment is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked-to-market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

     At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

•     Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

•     Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating or identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

     When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating or identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will segregate or identify additional liquid assets on the Fund's books if the value of the segregated or identified assets drops below 100% of the current value of the future. Because of this requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

•     Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be identified on the Fund's books to cover such put options. A put must be covered by segregating or identifying liquid assets on the Fund's books.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated or identified assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

•     Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

     The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

     Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

     When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

•     Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

     A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration segregated or identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio.

     The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by segregating or identifying liquid assets on the Fund's books.

•     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

•     Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

•     Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify liquid assets on the Fund's books to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

•     Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

•     Regulatory Aspects of Hedging Instruments. The Commodity Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same manager as the Fund (or a manager that is an affiliate of the Fund's manager). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases a future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

•     Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

1.

gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

2.

gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

     Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

■     Temporary Defensive and Interim Investments. When market, economic or political conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

•	obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,

•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,

•

short-term debt obligations of corporate issuers, rated investment-grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,

•	certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and

•	repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

■     Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments, and the following additional limitation: the Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act (See "Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies?" below). For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

■     Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

           The terms of the Fund's portfolio loans must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Other Investment Restrictions

■     What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

•	more than 50% of the outstanding shares.

     The Fund's investment objective is a non-fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's principal investment policies are described in the Prospectus.

■     What Are the Fund's Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

•     The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. That limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

•     The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund cannot invest more than 25% of its total assets in any one industry or group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

•     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

•     The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     Currently, under the Investment Company Act, and the Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. To the extent that a Fund has restrictions on or not permitted to invest in real estate, real estate related securities and/or commodities, that information is set out in the investment restrictions in this section. Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

■     Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies? The Fund has additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

•     The Fund cannot sell securities short except in "short sales against-the-box." The Fund currently does not intend to engage in this type of transaction.

•     The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act. Section 12(d)(1)(A) of the Investment Company Act restricts, among other things, a registered investment company and any company controlled by such investment company (an "acquiring fund") from investing in another investment company (an "acquired fund") if, after the acquisition, the acquiring fund owns more than 3% of the acquired fund's voting stock; the acquired fund's shares exceed 5% of the acquiring fund's total assets; or the aggregate value of acquired fund assets owned by the acquiring fund exceeds 10% of the acquiring fund's total assets.

     Section 12(d)(1)(F) of the Investment Company Act provides an exception to the 5% and 10% limitations so long as any sales load imposed by the acquiring fund is not more than 1.5% or does not exceeds the limits applicable to funds of funds under FINRA Conduct Rule 2830. Section 12(d)(1)(G) provides an exemption if both the acquiring and acquired funds are part of a group of related investment companies (an "investment group"); the acquired funds do not invest in other investment companies in reliance on sections 12(d)(1)(F) or (G); and the acquiring funds investments are limited to: shares of other registered open-end investment companies or registered unit investment trusts in the same investment group, securities of non-registered investment companies in the same investment group that do not exceed the 3%, 5% and 10% limits above or in reliance on Section 12(d)(1)(F), Government securities and short-term paper, securities of companies other than investment companies, and securities of money market funds in reliance on Rule 12d1-1. In addition, only the acquiring fund may impose sales loads and distribution fees or, if both the acquired and acquiring funds impose such sales loads, those fees are not excessive under applicable SEC and FINRA rules.

     Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•	The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund's independent registered public accounting firm,

•	Members of the Fund's Board and the Board's legal counsel,

•	The Fund's custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•	Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fox-Pitt, Kelton, Inc.	Neue Zürcher Bank
Alforma Capital Markets	Fraser Mackenzie	Nomura Securities International, Inc.
Altrushare	Friedman, Billings, Ramsey	Numis Securities Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Oddo Securities
American Technology Research	Garp Research & Securities	Omgeo LLC
Auerbach Grayson & Company	George K. Baum & Company	Oppenheimer & Co., Inc.
Banc of America Securities	GMP Securities L.P.	Pacific Crest
Barclays Capital	Goldman Sachs & Company	Paradigm Capital
Barnard Jacobs Mellet	Good Morning Securities	Petercam/JPP Eurosecurities
BB&T Capital Markets	Goodbody Stockbrokers	Piper Jaffray Company
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Prager Sealy & Company
Beltone Financial	Helvea Inc.	R. Seelaus & Co., Inc.
Bergen Capital	Hewitt	Ramirez & Company
Bloomberg	HJ Sims & Co., Inc.	Raymond James & Associates, Inc.
BMO Capital Markets	Howard Weil	RBC Capital Markets
BNP Paribas	HSBC Securities	RBC Dain Rauscher
Brean Murray Carret & Company	Hyundai Securities America, Inc.	Redburn Partners
Brown Brothers Harriman & Company	ICICI Securities Inc.	Renaissance Capital
Buckingham Research Group	Interactive Data	RiskMetrics Group
Cabrera Capital	Intermonte	Robert W. Baird & Company
Callan Associates	Janco Partners	Rocaton
Cambridge Associates	Janney Montgomery Scott LLC	Rogers Casey
Canaccord Adams, Inc.	Jefferies & Company	Roosevelt & Cross
Caris & Company	Jennings Capital Inc.	Royal Bank of Scotland
Carnegie	Jesup & Lamont Securities	Russell/Mellon
Cazenove	JMP Securities	RV Kuhns
Cheuvreux	Johnson Rice & Company	Sal Oppenheim
Citigroup	JPMorgan Chase	Salman Partners
Cleveland Research Company	Kaupthing Securities Inc.	Samsung Securities
CLSA	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Cogent	Keijser Securities N.V.	Sandler O'Neill & Partners
Collins Stewart	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Commerzbank	Kepler Capital Markets	Santander Securities
Contrarian Capital Management, LLC	KeyBanc Capital Markets	Scotia Capital
Cormark Securities	KPMG LLP	Seattle-Northwest Securities
Cowen & Company	Kotak Mahindra Inc	Sidoti & Company LLC
Craig-Hallum Capital Group LLC	Lazard Capital	Siebert Brandford Shank & Company
Credit Suisse	LCG Associates	Simmons & Company
Crew & Associates	Lebenthal & Company	Societe Generale
D.A. Davidson & Company	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mitsubishi Financial Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mizuho Securities USA	Vining & Sparks
DZ Financial Markets	ML Stern	Vontobel Securities Ltd
Edelweiss Securities Ltd.	Morgan Keegan	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Stanley	Watson Wyatt
Empirical Research	MorningStar	Wedbush Morgan Securities
Enskilda Securities	Motil Oswal Securities	Weeden & Company
Evaluation Associates	MSCI Barra	West LB
Exane	M&T Securities	WH Mell & Associates
FactSet Research Systems	Murphy & Durieu	William Blair & Company
Fidelity Capital Markets	National Bank Financial	Wilshire
FBR Capital Markets & Co.	Natixis Bleichroeder Inc.	Winchester Capital Partners, LLC
First Miami Securities	Ned Davis Research Group	Ziegler Capital Markets Group
Fortis Securities	Needham & Company

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in June 2007.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

•	create new series and classes of shares;

•	reclassify unissued shares into additional series and classes; and

•	divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only certain retirement plans may purchase Class N shares. Each class of shares:

•	has its own dividends and distributions;

•	pays certain expenses which may be different for the different classes;

•	will generally have a different net asset value;

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and

•	votes as a class on matters that affect that class alone.

Each share of each Class:

•	represents an interest in the Fund proportionately equal to the interest of each other share of the same class;

•	is freely transferable;

•	has one vote at shareholder meetings, with fractional shares voting proportionally;

•	may be voted in person or by proxy at shareholder meetings; and

•	does not have cumulative voting rights, preemptive rights or subscription rights.

Shareholder Meetings. As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

During the Fund's fiscal year ended April 30, 2009, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees, including Independent Trustees, for election to the Board. The full Board elects new Trustees except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of the Oppenheimer Global Value Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "Board I Funds")

Limited Term New York Municipal Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Select Value Fund
Oppenheimer Global Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Value Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small-& Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2050 Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer U.S. Government Trust
Oppenheimer Portfolio Series	Rochester Fund Municipals
Oppenheimer Quest Balanced Fund
Oppenheimer Quest International Value Fund, Inc.

In addition to being a Board member of each of the Board I Funds, Messrs. Downes and Wruble are directors or trustees of ten other portfolios in the Oppenheimer fund complex.

Messrs. Dishmon, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Bloomberg, Bullington, Ives and Ruffle who are officers of the Fund, hold the same offices with one or more of the other Board I Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of July 31, 2009, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2007 Age: 66

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes, Trustee since 2007 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2007 Age: 68

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Phillip A. Griffiths, Trustee since 2007 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	None
Mary F. Miller, Trustee since 2007 Age: 66

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2007 Age: 57

Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

		None*	None*
Joseph M. Wikler, Trustee since 2007 Age: 68

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2007 Age: 61

Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

*     Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Russell S. Reynolds, Jr., Trustee since 2007 Age: 77

Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee since 2007 and President and Principal Executive Officer since 2007 Age: 60

Chairman and Director of the Manager since June 2001; Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007). Oversees 98 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Dishmon, Edwards, Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Randall Dishmon, Vice President since 2007 Age: 43

Vice President of the Manager since January 2005; Vice President of the Fund since 2007; Assistant Vice President and Senior Research Analyst of the Manager (June 2001-January 2005). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2007 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 2007 Age: 49

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2007 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 98 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 32

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2007 Age: 61

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2007 Age: 43

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008). An officer of 98 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2007 Age: 41

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 98 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age: 41

Vice President (since February 2007) and Associate Counsel (since May 2009); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 98 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age: 44

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 98 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age: 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 98 portfolios in the OppenheimerFunds complex.

■     Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' and Mr. Reynolds total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended April 30, 2009			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$4 (4)	N/A	$323,296 (5)	$365,000 (6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$3	N/A	$176,328 (8)	$335,000(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$3	N/A	N/A	$178,582
Robert G. Galli(10)	$1	N/A	$53,589 (11)	$256,019 (12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$4(13)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$3(14)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$3	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$3	N/A	$77,288	$168,000
Mary Ann Tynan(15) Regulatory & Oversight Committee Member and Governance Committee Member	$2(16)	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$3(17)	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	$3(18)	N/A	N/A	$168,000
1.	"Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.

2.

"Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the "Non-Board I Funds"). The Board I Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.

4.	Includes $2 deferred by Mr. Wruble under the "Compensation Deferral Plan."

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds' retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I Funds' retirement plan.

8.	This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds' retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Mr. Galli retired from the Board of the Board I Funds effective September 30, 2008.

11.	This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.

12.	Includes $105,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $4 deferred by Mr. Griffiths under the Compensation Deferral Plan.

14.	Includes $1 deferred by Ms. Miller under the Compensation Deferral Plan.

15.	Ms. Tynan was appointed as Trustee of the Board I Funds on October 1, 2008.

16.	Includes $1 deferred by Ms. Tynan under the Compensation Deferral Plan.

17.	Includes $1 deferred by Mr. Wikler under the Compensation Deferral Plan.

18.	Includes $2 deferred by Mr. Wold under the Compensation Deferral Plan.

      ■ Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■     Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

■     Control Persons. The Fund commenced operations on October 1, 2007. The Manager, OppenheimerFunds, Inc., is a controlling shareholder of Class A and the only shareholder of Classes B, C, N and Y of the Fund due to its initial investment of the “seed money” required for the Fund to commence operations. As of July 31, 2009, the Manager beneficially owned 74.22% of the Class A shares, 100% of the Class B, Class C, Class N and Class Y shares then outstanding, representing 75.45% of the voting securities of the Fund. In the event that any matter is submitted to a vote of the Fund’s shareholders, the Manager has undertaken to vote such securities of the Fund, and to cause any controlled companies to vote such securities of the Fund, in the same proportion as the shares of other Fund shareholders are voted on such matter. A withdrawal of the Manager’s investment could adversely affect the expense ratio for the Fund’s shares and/or lead to an increase in the Fund’s portfolio turnover. The Manager is organized in the State of Colorado. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■      Major Shareholders. As of July 31, 2009 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

OppenheimerFunds, Inc., C/O Kristie Feinberg, 6803 S. Tucson Way, Bldg. 2, Centennial, Colorado, 80112-3924, which owned 63,333.333 Class A shares (representing approximately 74.22% of the Class A shares then outstanding).

Randall C. Dishmon & Kamalakshi L. Dishmon, 399 Forest Ave., Glen Ridge, New Jersey, 07028-1927, which owned 9,137.032 Class A shares (representing approximately 10.70% of the Class A shares then outstanding).

Keith J. Spencer and Theresa B. Spencer, 92 Greenhaven Rd., Rye, New York, 10580-2211, which owned 6,563.474 Class A shares (representing approximately 7.69% of the Class A shares then outstanding).

RPSS TR Rollover IRA, FBO Peter D. Graves, 65 W. 13th ST., Apt. 2H, New York, New York, 10011-7900, which owned 6,015.471 Class A shares (representing approximately 7.04% of the Class A shares then outstanding).

OppenheimerFunds, Inc., C/O Kristie Feinberg, 6803 S. Tucson Way, Bldg. 2, Centennial, Colorado, 80112-3924, which owned 1,700.000 Class B shares (representing 100.00% of the Class B shares then outstanding).

OppenheimerFunds, Inc., C/O Kristie Feinberg, 6803 S. Tucson Way, Bldg. 2, Centennial, Colorado, 80112-3924, which owned 1,700.000 Class C shares (representing 100.00% of the Class C shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■

Code of Ethics. The Fund, the Manager, and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

■     Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OppenheimerFunds, Inc. ("OFI") generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•

The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

•

The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

•

The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

•	The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	The Fund generally supports proposals to allow shareholders the ability to call special meetings.

•	The Fund generally supports proposals to allow or make easier shareholder action by written consent.

•	The Fund generally votes against proposals to create a new class of stock with superior voting rights.

•	The Fund generally votes against proposals to classify a board.

•	The Fund generally supports proposals to eliminate cumulative voting.

•	The Fund generally opposes re-pricing of stock options without shareholder approval.

•	The Fund generally supports proposals to require majority voting for the election of directors.

•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

•	The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

•	The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.

•	The Fund generally supports having shareholder votes on poison pills.

•	The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

•

In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.  The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

■

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Global Equity Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last two fiscal years were:

Fiscal Year ended 4/30:	Management Fees Paid to OppenheimerFunds, Inc.
2008	$8,824
2009	$12,041

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

     The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor – excluding the Fund. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and another complaint has been brought in state court against the Manager and that subsidiary (but not the Fund), on behalf of the New Mexico Education Plan Trust. Both of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Manager. The Fund's portfolio is managed by Randall Dishmon (the "Portfolio Manager"). He is the person who is responsible for the day-to-day management of the Fund's investments.

 ■     Other Accounts Managed. As of April 30, 2009, Mr. Dishmon did not manage any other fund or account. This does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

At the current time, the Fund's Portfolio Manager does not manage any other fund or account. However, he may be responsible for the management of another fund or account in the future. Potentially, at times, any such responsibilities could conflict with the interests of the Fund. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

■     Compensation of the Portfolio Manager. The Fund’s Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of April 30, 2009, the Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent, as well as restricted shares of such commons stock. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark used with respect to the Fund is Lipper Global Multi-Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager.

     Ownership of Fund Shares. As of April 30, 2009, the Portfolio Manager beneficially owned $100,001 - $500,000 in shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended April 30, 2008 and 2009, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended April 30, 2009, the Fund paid $4,884 in commissions to firms that provide brokerage and research services to the Fund with respect to $3,162,190 of aggregate portfolio transactions. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Fiscal Year Ended April 30,	Total Brokerage Commissions Paid by the Fund*
2008	$ 5,395
2009	$5,461

*     Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's two most recent fiscal years are shown in the tables below.

Fiscal Year Ended 4/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor*
2008	$0	$0
2009	$0	$0

*     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Fiscal Year Ended 4/30:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class B Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor*	Concessions on Class N Shares Advanced by Distributor*
2008	$0	$0	$0	$0
2009	$0	$0	$0	$0

*     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares.

Fiscal Year Ended 4/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2008	$0	$0	$0	$0
2009	$0	$0	$0	$0

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

     Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

     The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

     While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

     Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A share net assets held in the accounts of the recipients or their customers.

The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor pays the ongoing service fees to the dealer of record on a periodic basis.

     For the fiscal year ended April 30, 2009 payments under the Class A plan totaled $10, all of which was paid by the Distributor to recipients, and included $0 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

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Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

     Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

     The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B, Class C and Class N shares,

•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B, Class C or Class N plan were to be terminated by the Fund, the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 4/30/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$217*	$217	$0	0%
Class C Plan	$217*	$217	$0	0%
Class N Plan	$72*	$72	$0	0%

*     Includes $0 paid to an affiliate of the Distributor's parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and/or assets, which may include revenues or profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets," bank or trust company products or insurance companies ' variable annuity or variable life insurance products;

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2008, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Lincoln Benefit National Life
Advantage Capital Corporation	Lincoln Financial Advisors Corporation
Aegon USA	Lincoln Investment Planning, Inc.
Aetna Life Insurance & Annuity Company	Linsco Private Ledger Financial
AG Edwards & Sons, Inc.	Massachusetts Mutual Life Insurance Company
AIG Financial Advisors	Merrill Lynch Pierce Fenner & Smith Incorporated
AIG Life Variable Annuity Company	Merrill Lynch Insurance Group
Allianz Life Insurance Company	MetLife Investors Insurance Company
Allmerica Financial Life Insurance & Annuity Company	MetLife Investors Insurance Company - Security First
Allstate Life Insurance Company	MetLife Securities, Inc.
American General Annuity Insurance Company	Minnesota Life Insurance Company
American Enterprise Life Insurance Company	MML Investor Services, Inc.
American Portfolios Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Ameriprise Financial Services, Inc.	Multi-Financial Securities Corporation
Annuity Investors Life Insurance Company	Mutual Service Corporation
Associated Securities Corporation	NFP Securities, Inc.
AXA Advisors LLC	NRP Financial, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc of America Investment Services	National Planning Holdings, Inc.
CCO Investment Services Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Investment Services, Inc.
Charles Schwab & Company, Inc.	New England Securities, Inc.
Chase Investment Services Corporation	New York Life Insurance & Annuity Company
Citigroup Global Markets Inc.	Oppenheimer & Company, Inc.
CitiStreet Advisors LLC	PFS Investments, Inc.
Citizen's Bank of Rhode Island	Park Avenue Securities LLC
Columbus Life Insurance Company	Pershing LLC
Commonwealth Financial Network	Phoenix Life Insurance Company
Compass Group Investment Advisors	Plan Member Securities
CUNA Brokerage Services, Inc.	Prime Capital Services, Inc.
CUNA Mutual Insurance Society	Primevest Financial Services, Inc.
CUSO Financial Services, LLP	Protective Life Insurance Company
E*TRADE Clearing LLC	Prudential Investment Management Services LLC
Edward D. Jones & Company	Raymond James & Associates, Inc.
Essex National Securities, Inc.	Raymond James Financial Services, Inc.
Federal Kemper Life Assurance Company	RBC Dain Rauscher Inc.
Financial Network	Riversource Life Insurance Company
Financial Services Corporation	Royal Alliance Associates, Inc.
GE Financial Assurance	Securities America, Inc.
GE Life & Annuity Company	Security Benefit Life Insurance Company
Genworth Financial, Inc.	Signator Investments, Inc.
GlenBrook Life and Annuity Company	SII Investments, Inc.
Great West Life Insurance Company	Sorrento Pacific Financial LLC
GWFS Equities, Inc.	State Farm VP Management Corporation
Hartford Life Insurance Company	Sun Life Annuity Company Ltd.
HD Vest Investment Services, Inc.	Sun Life Assurance Company of Canada
Hewitt Associates LLC	Sun Life Insurance & Annuity Company of New York
HSBC Securities USA, Inc.	Sun Life Insurance Company
IFMG Securities, Inc.	Sun Trust Securities, Inc.
ING Financial Advisers LLC	Thrivent Financial Services, Inc.
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America	Uvest
Jefferson Pilot Life Insurance Company	Valic
Jefferson Pilot Securities Corporation	Wachovia Securities, Inc.
John Hancock Life Insurance Company	Walnut Street Securities, Inc.
JP Morgan Securities, Inc.	Waterstone Financial Group
Kemper Investors Life Insurance Company	Wells Fargo Investments
Legend Equities Company	Wescom Financial Services

For the year ended December 31, 2008, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Lincoln National Life Insurance Company
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
ACS HR Solutions	Marshall & Ilsley Trust Company, Inc.
ADP	Massachusetts Mutual Life Insurance Company
Administrative Management Group	Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company	Mercer HR Services
Alliance Benefit Group	Merrill Lynch Pierce Fenner & Smith Incorporated
American Diversified Distributors	Mesirow Financial, Inc.
American Funds	MetLife Securities, Inc.
American Stock & Transfer	MFS Investment Management
American United Life Insurance Company	Mid Atlantic Capital Company
Ameriprise Financial Services, Inc.	Milliman USA
Ameritrade, Inc.	Morgan Keegan & Company, Inc.
Ascensus	Morgan Stanley & Company, Inc.
AXA Equitable Life Insurance Company	Mutual of Omaha Life Insurance Company
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Plans Administration	National City Bank
Benetech, Inc.	National Deferred Company
Boston Financial Data Services	National Financial
Ceridian	National Planning Corporation
Charles Schwab & Company, Inc.	Nationwide Life Insurance Company
Citigroup Global Markets Inc	Newport Retirement Services, Inc.
CitiStreet	Northwest Plan Services, Inc.
City National Investments	NY Life Benefits
Clark Consulting	Oppenheimer & Co, Inc.
Columbia Management	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Company	PFPC
Daily Access. Com, Inc.	Plan Administrators, Inc.
Davenport & Company, LLC	Plan Member Securities
David Lerner Associates, Inc.	Primevest Financial Services, Inc.
Digital Retirement Solutions, Inc.	Princeton Retirement Services
Diversified Investment Advisors Inc.	Principal Life Insurance Company
DR, Inc.	Prudential Investment Management Services LLC
Dyatech, LLC	PSMI Group, Inc.
E*TRADE Clearing LLC	Quads Trust Company
Edward D. Jones & Company	Raymond James & Associates, Inc.
ERISA Administrative Services, Inc.	Reliance Trust Company
ExpertPlan.com	Reliastar Life Insurance Company
FASCore, LLC	Robert W. Baird & Company
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Company	SII Investments, Inc.
First Trust – Datalynx	Southwest Securities, Inc.
First Trust Corporation	Standard Insurance Company
Geller Group	Stanley, Hunt, Dupree & Rhine
Great West Life Insurance Company	Stanton Group, Inc.
H&R Block Financial Advisors, Inc.	Sterne Agee & Leach, Inc.
Hartford Life Insurance Company	Stifel Nicolaus & Company, Inc.
HD Vest Investment Services	Sun Trust Securities, Inc.
Hewitt Associates LLC	Symetra Financial Corporation
HSBC Brokerage USA, Inc.	T. Rowe Price
ICMA - RC Services	The 401k Company
Independent Plan Coordinators	The Retirement Plan Company, LLC
Ingham Group	Transamerica Retirement Services
Interactive Retirement Systems	TruSource Union Bank of CA
Intuition	UBS Financial Services, Inc.
Invesmart	Unified Fund Services
Invest Financial Corporation	Union Bank
Janney Montgomery Scott, Inc.	US Clearing Company
JJB Hillard W. L. Lyons, Inc.	USAA Investment Management Company
John Hancock Life Insurance Company	USI Consulting Group
JP Morgan Securities, Inc.	Valic Retirement Services
July Business Services	Vanguard Group
Kaufman & Goble	Wachovia Securities, Inc.
Legend Equities Company	Wedbush Morgan Securities
Lehman Brothers, Inc.	Wells Fargo Investments
Liberty Funds Distributor, Inc.	Wilmington Trust
Lincoln Investment Planning, Inc.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how those returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

•

Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

     The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year and life-of-class periods, as applicable. There is no sales charge on Class Y shares.

•

Average Annual Total Return. he "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV l/n	- 1	= Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund's Total Returns for the Periods Ended 4/30/09
	Cumulative Total Returns (5 years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A*	-50.74%	-47.74%	-38.94%	-35.21%	-35.96%	-33.53%
Class B*	-50.38%	-48.38%	-38.86%	-35.71%	-35.66%	-34.04%
Class C*	-48.38%	-48.38%	-36.34%	-35.71%	-34.04%	-34.04%
Class N*	-47.94%	-47.94%	-35.99%	-35.37%	-33.69%	-33.69%
Class Y*	-47.47%	-47.47%	-35.00%	-35.00%	-33.32%	-33.32%

*     Inception: 10/1/07

Average Annual Total Returns for Class A* Shares (After Sales Charge) For the Periods Ended 4/30/09
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	-39.22%	-36.30%
After Taxes on Distributions and Redemption of Fund Shares	-25.00%	-29.98%

*     Inception of Class A: 10/1/07

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

    Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among world stock funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and loads), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

 Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions,

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix A contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix A to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series:
Oppenheimer AMT-Free New York Municipals	Active Allocation Fund
Oppenheimer Balanced Fund	Equity Investor Fund
Oppenheimer Baring SMA International Fund	Conservative Investor Fund
Oppenheimer Core Bond Fund	Moderate Investor Fund
Oppenheimer California Municipal Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Developing Markets Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Discovery Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Real Estate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Diversified Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer U.S. Government Trust
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Value Fund
Limited-Term New York Municipal Fund
Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.
Centennial Government Trust
Centennial Money Market Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchased in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

     To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

■	Terms of Escrow That Apply to Letters of Intent.

     1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

     3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

     4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

     5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

     6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Shares Subject to a Contingent Deferred Sales Charge. Under a special arrangement with the Distributor, for purchases of Class A shares at net asset value, whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by the plan for more than 18 months.

 Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the Prospectus, Class N shares also are offered to the following:

•	to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

•	to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,

•	to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,

•	to all trustee-to-trustee IRA transfers,

•	to all 90-24 type 403(b) transfers,

•	to Group Retirement Plans (as defined in Appendix A to this SAI) which have entered into a special agreement with the Distributor for that purpose,

•	to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,

•	to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

•	to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,

•	to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

•	to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

•

purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

•

purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and

•	on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

     No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

 Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs;

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit our website homepage at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to…" in the left hand column, or call 1.888.470.0862 for instructions.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

■     Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

•	Equity securities traded on a U.S. securities exchange are valued as follows:

(1)	if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded, on that day, or

(2)

if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

•	Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	at the last sale price available to the pricing service approved by the Board of Trustees, or

(2)	at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3)	at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, and Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this SAI. The request must:

(1)	state the reason for the distribution;

(2)	state the owner's awareness of tax penalties if the distribution is premature; and

(3)	conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix A to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

    Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to automatically exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this SAI.

Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a plan at any time. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

 How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

•

When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

          Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

     If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

     The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

     The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long-term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund may be subject to U.S. federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to "mark-to-market" all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized "mark-to-market" gains).

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of 250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG llp serves as the independent registered public accounting firm for the Fund. KPMG llp audits the Fund's financial statements and performs other related audit and tax services. KPMG llp also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1)     plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans3
4)     Group Retirement Plans4
5)     403(b)(7) custodial plan accounts
6)     Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.	Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.	Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

"Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[6]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.7

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III.	Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

  A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[8] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant's account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.9
5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)     To meet the minimum distribution requirements of the Internal Revenue Code.
7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
8)     For loans to participants or beneficiaries.10
9)     On account of the participant's separation from service.11
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
12)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

Shares sold to the Manager or its affiliates.

Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

Shares issued in plans of reorganization to which the Fund is a party.

Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund                   Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund       Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

·

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

·	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

·

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually; and

·	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

·	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

·	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually; and

·	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sales charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund

and are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                              Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account      CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.	Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Appendix B

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the Nationally Recognized Statistical Rating Organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Prime Rating System (Short-Term Ratings – Taxable Debt)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

·	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

·	Nature of and provisions of the obligation; and

•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB," commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

·	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

·	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

6 This provision does not apply to IRAs.

7 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This provision does not apply to IRAs.

10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Global Value Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Value Fund, including the statement of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 1, 2007 (commencement of operations) to April 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Value Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from October 1, 2007 (commencement of operations) to April 30, 2008, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG  llp
Denver, Colorado
June 17, 2009

STATEMENT OF INVESTMENTS April 30, 2009

	Shares	Value

Common Stocks—96.6%
Consumer Discretionary—23.7%
Distributors—2.4%
Inchcape plc	147,420	$33,967
Hotels, Restaurants & Leisure—4.5%
International Speedway Corp., Cl. A	1,200	28,416
Orient-Express Hotel Ltd., Cl. A	3,300	21,351
Sonesta International Hotels Corp., Cl. A	1,600	12,320

		62,087

Household Durables—2.3%
Tempur-Pedic International, Inc.	2,500	32,150
Media—12.9%
Belo Corp., Cl. A	16,900	28,730
Cablevision Systems Corp. New York Group, Cl. A	7,700	132,132
Fisher Communications, Inc.	1,400	16,884

		177,746

Specialty Retail—1.6%
Tiffany & Co.	300	8,682
Topps Tiles plc	17,420	13,367

		22,049

Consumer Staples—8.3%
Food & Staples Retailing—5.9%
ABB Grain Ltd.	7,450	47,213
Great Atlantic & Pacific Tea Co., Inc. (The)[1]	4,570	33,544

		80,757

Food Products—2.4%
Viterra, Inc.[1]	4,570	33,319
Energy—0.9%
Oil, Gas & Consumable Fuels—0.9%
OAO Gazprom, Sponsored ADR	750	13,177

Financials—25.1%
Capital Markets—2.6%
Credit Suisse Group AG	610	23,312
Morgan Stanley	500	11,820

		35,132
Consumer Finance—2.3%
American Express Co.	750	18,915
SLM Corp.[1]	2,550	12,317

		31,232

Diversified Financial Services—3.1%
Guoco Group Ltd.	7,000	43,084
Insurance—4.4%
MBIA, Inc.[1]	4,100	19,393
Prudential plc	2,693	15,533
XL Capital Ltd., Cl. A	2,725	25,915

		60,841
Real Estate Management & Development—12.7%
Forest City Enterprises, Inc., Cl. A	8,220	69,295
Henderson Land Development Co. Ltd.	10,000	46,635
Mitsui Fudosan Co. Ltd.	2,000	25,066
St. Joe Co. (The)[1]	1,400	34,832

		175,828

Health Care—12.1%
Biotechnology—2.6%
Cepheid, Inc.[1]	2,900	28,130
ImmunoGen, Inc.[1]	1,200	8,340

		36,470

Health Care Equipment & Supplies—4.2%
Align Technology, Inc.[1]	2,200	27,302
Exactech, Inc.[1]	1,400	18,550
Vascular Solutions, Inc.[1]	1,700	11,475

		57,327

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Pharmaceuticals—5.3%
Allergan, Inc.	830	$38,728
Matrixx Initiatives, Inc.[1]	1,050	17,976
Roche Holding AG	132	16,712

		73,416

Industrials—6.6%
Aerospace & Defense—1.9%
Herley Industries, Inc.[1]	2,600	26,884
Machinery—2.8%
Demag Cranes AG	230	4,792
Fanuc Ltd.	200	14,397
SMC Corp.	200	19,407

		38,596

Trading Companies & Distributors—1.9%
Kaman Corp.	1,520	25,703
Information Technology—15.0%
Communications Equipment—3.3%
QUALCOMM, Inc.	1,070	45,282
Electronic Equipment & Instruments—2.8%
Hoya Corp.	1,300	22,370
Nidec Corp.	300	16,457

		38,827

Internet Software & Services—3.1%
eBay, Inc.[1]	1,725	28,411
GSI Commerce, Inc.[1]	1,000	14,210

		42,621

IT Services—1.8%
Infosys Technologies Ltd.	800	24,242
Office Electronics—1.1%
Canon, Inc.	500	15,076
Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices, Inc.[1]	8,000	28,880
Software—0.8%
THQ, Inc.[1]	3,400	11,628
Materials—2.3%
Metals & Mining—0.7%
Ivanhoe Mines Ltd.[1]	1,440	9,230
Paper & Forest Products—1.6%
Catalyst Paper Corp.[1]	106,479	22,308
Telecommunication Services—2.6%
Wireless Telecommunication Services—2.6%
Telephone & Data Systems, Inc.	1,250	35,838

Total Common Stocks (Cost $1,354,878)		1,333,697

Preferred Stocks—2.5%
Bank of America Corp., 7.25% Non-Cum. Cv.	30	17,310
Bayerische Motoren Werke (BMW) AG, Preference	811	17,233

Total Preferred Stocks (Cost $25,520)		34,543

	Principal
	Amount

Non-Convertible Corporate Bonds and Notes—1.6%

MBIA Insurance Co., 14% Bonds, 1/15/33[2,3] (Cost $25,883)	$60,000	22,814

	Shares

Investment Companies—4.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.70%[4,5]	59,533	59,533
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.11%[5]	6,408	6,408

Total Investment Companies (Cost $65,941)		65,941

Total Investments, at Value (Cost $1,472,222)
	105.5%	1,456,995
Liabilities in Excess of Other Assets	(5.5)	(76,079)

Net Assets	100.0%	$1,380,916

Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,814 or 1.65% of the Fund’s net assets as of April 30, 2009.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2008	Additions	Reductions	April 30, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	—	481,235	421,702	59,533

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$59,533	$134
5.	Rate shown is the 7-day yield as of April 30, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of April 30, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$1,186,558	$—
Level 2—Other Significant Observable Inputs	270,437	—
Level 3—Significant Unobservable Inputs	—	—

Total	$1,456,995	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.

STATEMENT OF INVESTMENTS Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$954,183	65.5%
Japan	112,773	7.7
Canada	64,857	4.5
United Kingdom	62,867	4.3
Australia	47,213	3.2
Hong Kong	46,635	3.2
Bermuda	43,084	3.0
Switzerland	40,024	2.7
Cayman Islands	25,915	1.8
India	24,242	1.7
Germany	22,025	1.5
Russia	13,177	0.9

Total	$1,456,995	100.0%

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,412,689)	$1,397,462
Affiliated companies (cost $59,533)	59,533

1,456,995

Receivables and other assets:
Dividends	4,461
Investments sold	1,351
Other	3,260

Total assets	1,466,067

Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees	38,596
Investments purchased	30,069
Shareholder communications	13,631
Foreign capital gains tax	440
Distribution and service plan fees	52
Transfer and shareholder servicing agent fees	32
Trustees’ compensation	21
Other	2,310

Total liabilities	85,151

Net Assets	$1,380,916

Composition of Net Assets
Par value of shares of beneficial interest	$92
Additional paid-in capital	2,575,701
Accumulated net investment loss	(6,558)
Accumulated net realized loss on investments and foreign currency transactions	(1,172,586)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(15,733)

Net Assets	$1,380,916

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,278,923 and 85,113 shares of beneficial interest outstanding)	$15.03
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.95
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,523 and 1,700 shares of beneficial interest outstanding)	$15.01
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,523 and 1,700 shares of beneficial interest outstanding)	$15.01
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,492 and 1,700 shares of beneficial interest outstanding)	$15.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $25,455 and 1,700 shares of beneficial interest outstanding)	$14.97

STATEMENT OF OPERATIONS For the Year Ended April 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $777)	$37,520
Affiliated companies	134
Interest	2,027

Total investment income	39,681

Expenses
Management fees	12,041
Distribution and service plan fees:
Class A	10
Class B	217
Class C	217
Class N	72
Shareholder communications:
Class A	13,926
Class B	4,836
Class C	4,837
Class N	4,837
Class Y	4,828
Legal, auditing and other professional fees	57,408
Registration and filing fees	6,721
Custodian fees and expenses	33
Trustees’ compensation	31
Other	565

Total expenses	110,579
Less reduction to custodian expenses	(33)
Less waivers and reimbursements of expenses	(89,061)

Net expenses	21,485

Net Investment Income	18,196

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(823,491)
Foreign currency transactions	(60,396)

Net realized loss	(883,887)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $440)	180,796
Translation of assets and liabilities denominated in foreign currencies	(45,438)

Net change in unrealized depreciation	135,358

Net Decrease in Net Assets Resulting from Operations	$(730,333)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended April 30,	2009	2008[1]

Operations
Net investment income	$18,196	$9,819
Net realized loss	(883,887)	(267,235)
Net change in unrealized depreciation	135,358	(151,091)

Net decrease in net assets resulting from operations	(730,333)	(408,507)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(27,872)	(18,933)
Class B	(413)	(395)
Class C	(413)	(395)
Class N	(558)	(454)
Class Y	(734)	(525)

	(29,990)	(20,702)
Tax return of capital distribution from net investment income:
Class A	(6,087)	—
Class B	(90)	—
Class C	(90)	—
Class N	(122)	—
Class Y	(160)	—

	(6,549)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	93,966	2,179,031
Class B	—	50,000
Class C	—	50,000
Class N	—	50,000
Class Y	—	50,000

	93,966	2,379,031

Net Assets
Total increase (decrease)	(672,906)	1,949,822
Beginning of period	2,053,822	104,000 [2]

End of period (including accumulated net investment income (loss) of $(6,558) and $1,425, respectively)	$1,380,916	$2,053,822

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Reflects the value of the Manager’s initial seed money investment on September 13, 2007.

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.93	$30.00

Income (loss) from investment operations:
Net investment income[2]	.21	.14
Net realized and unrealized loss	(8.69)	(5.93)

Total from investment operations	(8.48)	(5.79)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.28)
Tax return of capital distribution from net investment income	(.08)	—

Total dividends and/or distributions to shareholders	(.42)	(.28)

Net asset value, end of period	$15.03	$23.93

Total Return, at Net Asset Value[3]	(35.21)%	(19.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,279	$1,891

Average net assets (in thousands)	$1,391	$1,730

Ratios to average net assets:[4]
Net investment income	1.23%	0.93%
Total expenses[5]	6.11%[6]	3.64%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.39%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	6.11%
Period Ended April 30, 2008	3.64%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.87	$30.00

Income (loss) from investment operations:
Net investment income[2]	.08	.01
Net realized and unrealized loss	(8.64)	(5.91)

Total from investment operations	(8.56)	(5.90)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.23)
Tax return of capital distribution from net investment income	(.06)	—

Total dividends and/or distributions to shareholders	(.30)	(.23)

Net asset value, end of period	$15.01	$23.87

Total Return, at Net Asset Value[3]	(35.71)%	(19.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$40

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	0.50%	0.09%
Total expenses[5]	22.47%[6]	6.92%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.14%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	22.47%
Period Ended April 30, 2008	6.92%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

Class C Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.87	$30.00

Income (loss) from investment operations:
Net investment income[2]	.08	.01
Net realized and unrealized loss	(8.64)	(5.91)

Total from investment operations	(8.56)	(5.90)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.23)
Tax return of capital distribution from net investment income	(.06)	—

Total dividends and/or distributions to shareholders	(.30)	(.23)

Net asset value, end of period	$15.01	$23.87

Total Return, at Net Asset Value[3]	(35.71)%	(19.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	0.50%	0.09%
Total expenses[5]	22.47%[6]	6.92%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.14%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	22.47%
Period Ended April 30, 2008	6.92%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.91	$30.00

Income (loss) from investment operations:
Net investment income[2]	.17	.09
Net realized and unrealized loss	(8.68)	(5.91)

Total from investment operations	(8.51)	(5.82)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.27)
Tax return of capital distribution from net investment income	(.07)	—

Total dividends and/or distributions to shareholders	(.40)	(.27)

Net asset value, end of period	$15.00	$23.91

Total Return, at Net Asset Value[3]	(35.37)%	(19.46)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	1.00%	0.59%
Total expenses[5]	21.94%[6]	6.42%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.64%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	21.94%
Period Ended April 30, 2008	6.42%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

Class Y Year Ended April 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$23.95	$30.00

Income (loss) from investment operations:
Net investment income[2]	.27	.17
Net realized and unrealized loss	(8.72)	(5.91)

Total from investment operations	(8.45)	(5.74)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.31)
Tax return of capital distribution from net investment income	(.10)	—

Total dividends and/or distributions to shareholders	(.53)	(.31)

Net asset value, end of period	$14.97	$23.95

Total Return, at Net Asset Value[3]	(35.00)%	(19.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$41

Average net assets (in thousands)	$29	$43

Ratios to average net assets:[4]
Net investment income	1.60%	1.19%
Total expenses[5]	21.62%[6]	6.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%

Portfolio turnover rate	114%	74%

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2009	21.62%
Period Ended April 30, 2008	6.24%
6.	The total expense ratio is higher due to the Fund’s limited operating history.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Value Fund (the “Fund”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of April 30, 2009, 76.3% of the Fund’s shares were owned by the Manager.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.

     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investments in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

Use of Leverage. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$—	$—	$1,060,152	$128,167

1.	As of April 30, 2009, the Fund had $787,289 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of April 30, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$16,520
2017	770,769

Total	$787,289

2.	As of April 30, 2009, the Fund had $272,843 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	The Fund had $20 of post-October foreign currency losses which were deferred.

4.	During the fiscal year ended April 30, 2009, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended April 30, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for April 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Increase
to Accumulated	to Accumulated Net
Net Investment	Realized Loss
Loss	on Investments

$10,360	$10,360
The tax character of distributions paid during the year ended April 30, 2009 and period ended April 30, 2008 was as follows:

	Year Ended	Period Ended
	April 30, 2009	April 30, 2008

Distributions paid from:
Ordinary income	$29,990	$20,702
Return of capital	6,549	—

Total	$36,539	$20,702

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,584,657

Gross unrealized appreciation	$164,529
Gross unrealized depreciation	(292,696)

Net unrealized depreciation	$(128,167)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2009		Period Ended April 30, 2008[1,2]
	Shares	Amount	Shares	Amount

Class A
Sold	5,502	$86,435	75,673	$2,178,122
Dividends and/or distributions reinvested	569	7,531	36	909

Net increase	6,071	$93,966	75,709	$2,179,031

Class B
Sold	—	$—	1,667	$50,000
Dividends and/or distributions reinvested	—	—	—	—

Net increase	—	$—	1,667	$50,000

Class C
Sold	—	$—	1,667	$50,000
Dividends and/or distributions reinvested	—	—	—	—

Net increase	—	$—	1,667	$50,000

Class N
Sold	—	$—	1,667	$50,000
Dividends and/or distributions reinvested	—	—	—	—

Net increase	—	$—	1,667	$50,000

Class Y
Sold	—	$—	1,667	$50,000
Dividends and/or distributions reinvested	—	—	—	—

Net increase	—	$—	1,667	$50,000

1.	For the period from October 1, 2007 (commencement of operations) to April 30, 2008.

2.	The Fund sold 3,333.33 shares of Class A at a value of $100,000 and 33.33 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on September 13, 2007.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,878,897	$1,763,567

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.80% of average net assets of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2009, the Fund paid no fees to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so expenses after payments, waivers and/or reimbursements and reduction to custodian expenses will not exceed 1.40%, 2.15%, 2.15%, 1.65% and 1.05% for Class A, Class B, Class C, Class N and Class Y shares, respectively. During the year ended April 30, 2009, the Manager reimbursed the Fund $65,409, $5,887, $5,887, $5,887 and $5,980 for Class A, Class B, Class C, Class N and Class Y, respectively. These voluntary waivers may be amended or withdrawn at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2009, the Manager waived $11 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of April 30, 2009, the Fund had no outstanding forward contracts.
6. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
7. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.

Oppenheimer Global Value Fund

Internet Website:
     www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank

JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York 11245

Independent Registered Public Accounting Firm

KPMG llp

707 Seventeenth Street

Denver, Colorado 80202

Legal Counsel

     Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

1234

PX0687.001.0809

OPPENHEIMER GLOBAL VALUE FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 23. - Exhibits

(a)     Declaration of Trust dated June 28, 2007: Previously filed with Registrant’s Initial Registration Statement (Reg. No. 811-22092), (7/12/07), and incorporated herein by reference.

(b)     By-Laws dated August 16, 2007: Previously filed with Pre-Effective Amendment No. 1 of the Registrant (Reg. No. 333-144517), (9/10/07), and incorporated herein by reference.

(c)     Not applicable.

(d)     Form of Investment Advisory Agreement: Previously filed with Pre-Effective Amendment No. 1 of the Registrant (Reg. No.333-144517), (9/10/07), and incorporated herein by reference.

(e)       (i)     Form of General Distributor's Agreement: Previously filed with Pre-Effective Amendment No. 1 of the Registrant (Reg. No.333-144517), (9/10/07), and incorporated herein by reference.

              (ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

           (iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

          (iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

  (v)      Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

  (vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(f)        (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/01/05: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

   (ii)     Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

(g)      Global Custody Agreement dated August 16, 2002: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated 9/17/07: Previously filed with Pre-Effective Amendment No. 2 of the Registrant (Reg. No.333-144517), (9/17/07), and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)     Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated 9/17/07: Previously filed with Pre-Effective Amendment No. 2 of the Registrant (Reg. No.333-144517), (9/17/07), and incorporated herein by reference.

(m)     (i)     Form of Service Plan and Agreement for Class A shares : Previously filed with Pre-Effective Amendment No. 1 of the Registrant (Reg. No.333-144517), (9/10/07), and incorporated herein by reference.

          (ii)     Form of Distribution and Service Plan and Agreement for Class B shares: Previously filed with Pre-Effective Amendment No. 1 of the Registrant (Reg. No.333-144517), (9/10/07), and incorporated herein by reference.

          (iii)     Form of Distribution and Service Plan and Agreement for Class C shares: Previously filed with Pre-Effective Amendment No. 1 of the Registrant (Reg. No.333-144517), (9/10/07), and incorporated herein by reference.

          (iv)     Form of Distribution and Service Plan and Agreement for Class N shares: Previously filed with Pre-Effective Amendment No. 1 of the Registrant (Reg. No.333-144517), (9/10/07), and incorporated herein by reference.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/20/08: Previously filed with the Post-Effective Amendment No. 23 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-128848), (11/26/08), and incorporated herein by reference.

(o)     (i)      Power of Attorney for all Trustees/Directors and Brian Wixted, with the exception of Mary Ann Tynan, dated February 14, 2008: Previously filed with Pre-Effective Amendment No. 2 to the Initial Registration Statement of Oppenheimer Transition 2025 Fund (333-147847) (2/21/08).

(ii)      Power of Attorney for Mary Ann Tynan, dated October 1, 2008: Previously filed with Post-Effective Amendment No. 43 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/08, and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (09/14/07), and incorporated herein by reference..

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. – Indemnification

Reference is made to the provisions of Article Ninth of Registrant's Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue

Item 26. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Victor Alino, Vice President	Formerly Senior Manager at Bayer Healthcare Pharmaceuticals (April 2006 – December 2008).
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007- April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Emanuele Bergagnine, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Assistant Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007).
Dale Campbell, Assistant Vice President	None
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Susan Cornwell, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Assistant Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009) and Intermediate Research Analyst (February 2006 – February 2008)
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Donahue Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (2007 – June 2009).
Sara Donahue, Assistant Vice President	None
Alicia Dopico, Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Venkat Eleswarapu, Vice President	None
Peter Ellman, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Matthew Farkas, Vice President and Assistant Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President	Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.
Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chief Executive Officer	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Manind Govil, Vice President	Formerly portfolio manager with RS Investment Management Co. LLC
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Marilyn Hall, Vice President	None
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	Formerly an Intermediate Trader at OppenheimerFunds, Inc (August 2005 – August 2007).
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)
Craig Holloway Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Audrey Kiszla, Vice President	None
Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	Formerly Managing Director of the Litigation and Regulatory Group at Bear, Stearns; Attorney at Cleary Gottlieb Steen & Hamilton.
Martin S. Korn, Senior Vice President	None
Tatyana Kosheleva, Assistant Vice President	None
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 - May 2009).
S. Arthur Krause, Assistant Vice President	None.
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (from October 2006 – May 2009).
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Young-Sup Lee, Vice President	Formerly a Vice President at Morgan Stanley.
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – Feb 2009) and Portfolio Manager (August 2006 – December 2007) at ING Investment Management.
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Vice President	None
Bill Levey, Assistant Vice President	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Aaron Magid, Assistant Vice President	None
Matthew Maley, Vice President	None
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
William T. Mazzafro, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
William McNamara, Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	Formerly Vice President at RNK Capital (June 2004 - September 2008).
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
John V. Murphy, Chairman & Director

Chief Executive Officer of OppenheimerFunds, Inc. (from June 2001 until December 2008); President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
John J. Okray, Vice President & Assistant Counsel	None
Kristina Olson, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
David P. Pellegrino, Senior Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Jeaneen Pisarra, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President

Formerly a sector manager at RS Investment Management Co. LLC (October 2006-May 2009) and Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006 – October 2006).

Norma J. Rapini, Assistant Vice President: Rochester Division	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Richard Royce, Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.
Valerie Sanders, Vice President	None
Carlos Santiago, Assistant Vice President	Formerly Legal Disclosure and Paralegal Manager at OppenheimerFunds, Inc.
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Jeffrey Schwartz, Assistant Secretary	Formerly Manager in Fund Operations at OppenheimerFunds, Inc. (Sept 2006 – May 2009).
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
William Sheppard, Vice President	Formerly an Investment Analyst (October 2004 – March 2008).
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999-2009).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Kevin Smith, Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).
Paul Snogren Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Astrid Yee-Sobraques, Vice President	Formerly a manager at GE Corporate (September 2005 – September 2008).
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Alice Stein, Vice President & Assistant Counsel	Director and Vice President at Morgan Stanley Investment Management from (2004 – 2008).
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.
Agata Strzelichowski, Assistant Vice President	Formerly an associate at Goldman, Sachs & Co. (December 2005 – July 2008).
Amy Sullivan, Assistant Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (January 2006-March 2008).
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 - May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Melissa Weiss, Vice President	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 - May 2009)

The Oppenheimer Funds include the following:
   Centennial Government Trust

Centennial Money Market Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Michael Camarella(3)	Assistant Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Kent Colwell(1)	Vice President	None
Rodney Constable(1)	Vice President	None
Susan Cornwell(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Mark Demitry(3)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Marcus Franz(3)	Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Richard Knott(1)	President and Director	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Janet Oleary(2)	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Corry Read(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(2)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Pat. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Secretary
Steven Zito(1)	Vice President	None

(1) 6803 South Tucson Way, Centennial, CO 80112-3924

(2) Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3) 350 Linden Oaks, Rochester, NY 14623

(4) Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of August, 2009.

                                                                                       OPPENHEIMER GLOBAL VALUE FUND

                                                                                       By:     John V. Murphy*

                                                                                                 John V. Murphy, President

                         Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

Brian F. Wruble*	Chairman of the	August 27, 2009
Brian F. Wruble	Board of Trustees

John V. Murphy*	President, Principal	August 27, 2009
John V. Murphy	Executive Officer and Trustee

Brian W. Wixted*	Treasurer, Principal	August 27, 2009
Brian W. Wixted	Financial & Accounting Officer

David K. Downes*	Trustee	August 27, 2009
David K. Downes

Matthew P. Fink*	Trustee	August 25, 2009
Matthew P.Fink

Phillip A. Griffiths*	Trustee	August 27, 2009
Phillip A. Griffiths

Mary F. Miller*	Truste	August 27, 2009
Mary F. Miller

Joel W. Motley*	Trustee	August 27, 2009
Joel W. Motley

Russell S. Reynolds, Jr.*	Trustee	August 27, 2009
Russell S. Reynolds, Jr.

Mary Ann Tynan*	Trustee	August 27, 2009
Mary Ann Tynan

Joseph M. Wikler*	Trustee	August 27, 2009
Joseph M. Wikler

Peter I. Wold*	Trustee	August 27, 2009
Peter I. Wold

*By:     /s/ Mitchell J. Lindauer
            Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER GLOBAL VALUE FUND

Post-Effective Amendment No. 2

Registration Statement No. (333-144517)

EXHIBIT INDEX

Exhibit No.     Description

23(j)               Independent Registered Public Accounting Firm’s Consent